EXHIBIT 23.2

                               CONSENT OF COUNSEL

We hereby consent to the use of our name wheresoever set forth in this Registration Statement (S-8) and also to the use of our opinion letter dated December 2, 2002, which is included herein.

Dated:  Mineola, New York
        December 2, 2002


                                        /s/ Meltzer, Lippe & Goldstein, LLP
                                        ----------------------------------------
                                        Meltzer, Lippe & Goldstein, LLP


                                        9